UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 28, 2004

SOHU.COM INC.

(Exact name of registrant as specified in its charter)

Delaware	0-30961	98-0204667
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7 Jianguomen Nei Avenue

Bright China Chang An Building

Tower 2, Room 1519

Beijing 100005

People’s Republic of China

(011) 8610-6510-2160

(Address, including zip code, of registrant’s principal executive offices and registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On October 28, 2004, the registrant announced its earnings results for the quarter ended September 30, 2004. A copy of the press release issued by the registrant regarding the foregoing is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

In addition, on October 28, 2004, the registrant’s management team hosted a conference call to discuss the earnings press release. A transcript of the call (excluding the question and answer portion of the call) is filed herewith as Exhibit 99.2 and is incorporated herein by reference.

During the question and answer portion of the call, the registrant’s management team disclosed that (i) the retention rate of Blade Online game players after conversion from a free game to a fee-paying game on October 17, 2004 is above 30% and (ii) the registrant expects to record online game revenue of $1.2 million in the fourth quarter.

Safe Harbor Statement

This current report on 8-K contains forward-looking statements. Statements that are not historical facts, including statements about our beliefs and expectations, are forward-looking statements. These statements are based on current plans, estimates and projections, and therefore you should not place undue reliance on them.

Forward-looking statements involve inherent risks and uncertainties. We caution you that a number of important factors could cause actual results to differ materially from those contained in any forward-looking statement and reference should be made to this filing and our other filings with the Securities and Exchange Commission. Actual results may differ materially from the results predicted and reported results should not be considered as an indication of future performance.

Potential risks and uncertainties include, but are not limited to, our historical and possible future losses, limited operating history, uncertain regulatory landscape in the People’s Republic of China, fluctuations in quarterly operating results, and the company’s reliance on online advertising sales, wireless services (most wireless revenues are collected from a few mobile telecom operators) and e-commerce for its revenues. Further information regarding these and other risks is included in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2004, and in our other filings with the Securities and Exchange Commission.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits.

99.1	Press Release dated October 28, 2004

99.2	Transcript of third fiscal quarter earnings conference call (excluding question and answer portion)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: November 1, 2004	SOHU.COM INC.

	By:	/s/ Carol Yu
Carol Yu
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated October 28, 2004

99.2	Transcript of third fiscal quarter earnings conference call (excluding question and answer portion)